EXHIBIT 10.1


                      IIN THE UNITED STATES DISTRICT COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                 DALLAS DIVISION


Evans Systems Incorporated,                   ss.
                                              ss.
         Plaintiff,                           ss.
                                              ss.
v.                                            ss.
                                              ss.   CIVIL ACTION NO. ________
Frederick W. Wicks, Brian D. Riley,           ss.
and Joshua Ian Riley,                         ss.
                                              ss.
         Defendants.                          ss.
                                              ss.

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                         PLAINTIFF'S ORIGINAL COMPLAINT

--------------------------------------------------------------------------------

     Plaintiff Evans Systems Incorporated ("Evans"), by and through its undersigned counsel, alleges as follows:

I.        PARTIES
          -------

          1. Plaintiff Evans Systems Incorporated is a publicly held corporation, incorporated in the State of Texas, trading under the symbol ("EVSY").

          2. Defendant Frederick W. Wicks ("Wicks") is a citizen of the state of Florida and resides at 768 Bocce Court, Palm Beach Gardens, FL 33410. At all relevant times, Wicks was the, CEO, President, CFO, a controlling officer, director, and shareholder of Evans.

          3. Defendant Brian D. Riley ("B. Riley") is a citizen of the state of North Carolina and conducts business at 2 Town Square Blvd, Suite 250, Asheville, NC 28803. At all relevant times, B. Riley was the Chairman, Secretary, a controlling officer, director, and shareholder of Evans.

4. Defendant Joshua Ian Riley ("I. Riley") is a citizen of the state of North Carolina and conducts business at 2 Town Square Blvd, Suite 250, Asheville, NC 28803. At all relevant times, I. Riley was the Chief Technology Officer, a controlling officer, director, and shareholder of Evans.

II.       JURISDICTION AND VENUE
          ----------------------

          5. Jurisdiction of this court is proper pursuant to 28 U.S.C. ss. 1331 because the federal claims alleged herein arise under 15 U.S.C. ss.78aa.

          6. Personal jurisdiction over Defendants is proper pursuant to Federal Law because, at all relevant times, Defendants acted as directors of Evans, a Texas corporation. In their capacity as directors, Defendants conducted the day-to-day operations of a Texas corporation and made public statements on its behalf. As such, Defendants maintained substantial, continuous, and systematic contacts with the State of Texas that subject them to jurisdiction here.


          7. Venue is proper pursuant to 28 U.S.C. ss. 1391(b)(2) because a substantial part of the events or omissions giving rise to the claim occurred within the State of Texas. Venue is also proper pursuant to 15 U.S.C. ss. 78aa because an act or transaction constituting the violation occurred here.

III.      FACTUAL ALLEGATIONS
          -------------------


                        DEFENDANTS TAKE CONTROL OF EVANS
                        --------------------------------

          8. Under new management, Evans Systems, Inc. has emerged from a period of sustained instability, and is now operating as a media advertising company managing the Child Watch Network ("CWN"). CWN delivers time sensitive missing children information while providing a dynamic digital signage network for advertisers to reach on-the-go consumers with a targeted effective medium. The

Company also maintains the international rights to market and sell HumWare Media's Boondoggle Sports Network and is in the process of marketing this network in the United Kingdom and throughout Europe.

          9. For the period September 11, 2006, through February 26, 2007, however, Evans was controlled by Defendants.

          10. Defendants took control of Evans and appointed themselves to its board through a stock purchase agreement, dated September 11, 2006 (the "Stock Purchase Agreement") (See Evans Form 8-K, filed with the Securities and Exchange Commission on September 19, 2006).

          11. Under the terms of the Stock Purchase Agreement, Evans exchanged 40 million shares of its common stock for $500,000.00 in cash from Homeland Integrated Security Systems Inc. ("Homeland").

          12. Simultaneously with the execution of the Stock Purchase Agreement, on September 11, 2006, Defendants were appointed to Evans's Board of Directors and Evans's previous Board resigned.

          13. On the day before Defendants took control of the Company, Evans was trading on the over-the-counter bulletin board system maintained by NASDAQ and its closing share price was $0.80 per share.


          14. Defendants resigned from their positions as directors and insiders of Evans, effective February 26, 2007.


          15. On the day Defendants left the Company, Evans had been delisted from the over-the-counter bulletin board and its closing share price was $0.47 per share, a loss in share value of more than 40%.

          16. Evans's change in position was a direct result of Defendants' mismanagement and self dealing.

          17. By reason of their positions as officers and directors of Evans and because of their ability to control the business and corporate affairs of the Company, the Defendants owed the Company and its shareholders the fiduciary obligations of good faith, trust, loyalty, and due care, and were required to use their utmost ability to control and manage the Company in a fair, just, honest, and equitable manner.


          18. The Defendants were required to act in furtherance of the best interests of Evans and its shareholders so as to benefit all shareholders equally and not in furtherance of Defendants' personal interest and benefit.

          19. Each Defendant owed Evans and its shareholders the fiduciary duty to exercise good faith and diligence in the administration of the affairs of the Company and in the use and preservation of its property and assets, and the highest obligation of fair dealing.

          20. Among other duties, Defendants were responsible for maintaining and establishing adequate internal accounting controls for Evans and ensuring that the Company's financial statements were based on accurate financial information.

          21. The Defendants were also responsible for making public statements and disclosures that were accurate, omission-free, and in compliance with the Federal Securities Laws.

          22. As an insider, shareholder, and director of Evans, Wicks was a control person as defined by Section 20(a) of the Securities Exchange Act of 1934.

          23. As an insider, shareholder, and director of Evans, Wicks was a fiduciary of Evans.

          24. As an insider, shareholder, and director of Evans, B. Riley was a control person as defined by Section 20(a) of the Securities Exchange Act of 1934.

          25. As an insider, shareholder, and director of Evans, B. Riley was a fiduciary of Evans.

          26. As an insider, shareholder, and director of Evans, I. Riley was a control person as defined by Section 20(a) of the Securities Exchange Act of 1934.

          27. As an insider, shareholder, and director of Evans, I. Riley was a fiduciary of Evans.

             DEFENDANTS ISSUE 31 MILLION SHARES FOR NO CONSIDERATION
             -------------------------------------------------------

          28. On October 11, 2006, Defendants issued 31 million shares of restricted common stock of Evans.

          29. In a Written Consent of the Board of Directors of Evans Systems, Inc. In Lieu of Special Meeting, dated October 11, 2006 (the "Written Consent"), Defendants stated that they "hereby authorize[] issuance of 31 million shares of restricted common stock to Homeland Integrated Security Systems, Inc. pursuant to a promissory note issued to the Company." Attached hereto as Exhibit A to Plaintiff's Complaint is a copy of the Written Consent.

          30. On October 11, 2006, Evans's closing price was $0.60 per share.

          31. On October 11, 2006, 31 million shares of Evans had a market value of $18,600,000.00.

          32. Evans never received a promissory note in exchange for the issuance of the 31 million shares.

          33. In a letter to Evans, dated April 12, 2007, Defendants, through their attorney, admitted that "[t]here was no note," received by the Company in exchange for the issuance of 31 million shares. Attached hereto as Exhibit B to Plaintiff's Complaint is a copy of the April 12 letter from Defendants' counsel.

          34. Upon information and belief, Defendants knew that Evans had not received compensation, in the form of a promissory note or otherwise, at the time they signed the Written Consent.

          35. To date, Evans has received no compensation whatsoever in exchange for Defendants' issuance of 31 million shares of Evans.


          36. Upon information and belief, Wicks knew that Evans had not received compensation, in the form of a promissory note or otherwise, at the time he signed all relevant public disclosures, including, but not limited to, Evans's Form 10-K filed with the Securities and Exchange Commission on January 17, 2007, and Evans's Form 10-Q filed with the Securities and Exchange Commission on February 26, 2007.

          37. Upon information and belief, Wicks signed the Written Consent with knowledge of its falsity.

          38. Wicks's signature on the Written Consent constituted culpable participation in a primary violation of the Securities Exchange Act of 1934.

          39. Upon information and belief, B. Riley signed the Written Consent with knowledge of its falsity.

          40. B. Riley's signature on the Written Consent constituted culpable participation in a primary violation of the Securities Exchange Act of 1934.

          41. Upon information and belief, I. Riley signed the Written Consent with knowledge of its falsity.

          42. I. Riley's signature on the Written Consent constituted culpable participation in a primary violation of the Securities Exchange Act of 1934.

                  DEFENDANTS FAIL TO DISCLOSE A MATERIAL EVENT
                  --------------------------------------------

          43. Defendants issuance of 31 million shares of Evans represented a material event for Evans, as defined by Sections 10, 13 and 15(d) of the Securities Exchange Act of 1934. 44. As an insider, director, and control person, Wicks had a duty to disclose the fact that Evans issued 31 million shares of Evans for no compensation.

          45. As an insider, director, and control person, I. Riley had a duty to disclose the fact that Evans issued 31 million shares of Evans for no compensation.

          46. As an insider, director, and control person, B. Riley had a duty to disclose the fact that Evans issued 31 million shares of Evans for no compensation.

          47. Defendants failed to make any material disclosures in relation to their decision to issue 31 million shares of Evans, including, but not limited to, a Form 8-K as required by the Securities Exchange Commission.

          48. Defendants failure to disclose the issuance of 31 million shares of Evans constituted a material omission as defined by Section 10(b) of the Securities Exchange Act of 1934.

          49. Defendants' material omission was made for the purpose of concealing the fact that Evans received zero compensation in exchange for the issuance of 31 million shares.

          50. Defendants' material omission was made for the purpose of concealing the fact that Defendants would be direct beneficiaries of the issuance of 31 million shares.

          51. Defendants' material omission was made for the purpose of artificially inflating the share price of Evans's publicly traded stock.

          52. Evans issued a Form 8-K, which was received by the Securities and Exchange Commission on September 19, 2006 (Attached hereto as Exhibit D). The September 19 Form 8-K disclosed the complete terms of the Stock Purchase Agreement.

          53. Wicks signed the September 19 Form 8-K as Evans's CEO and
President.

          54. Evans issued a Form 10-K, which was received by the Securities and Exchange Commission on January 17, 2007 (Attached hereto as Exhibit E).

          55. Evans's January 17 Form 10-K was materially false and misleading because it did not adequately disclose the true nature of Defendants' issuance of 31 million shares. Among other materially false statements, Item 12 of Evans's Form 10-K failed to disclose the issuance of 31 million shares, and failed to disclose that Defendants would be substantial beneficiaries of those shares.

          56. Wicks signed the January 17 Form 10-K as Evans's President and Chief Financial Officer, pursuant to the requirements of 18 U.S.C. ss.906 of the Sarbanes-Oxley Act of 2002.

          57. Evans issued a Form 10-Q, which was received by the Securities and Exchange Commission on February 26, 2007 (Attached hereto as Exhibit F).

          58. Evans's February 26 Form 10-Q was materially false and misleading because it did not adequately disclose the true nature of Defendants' issuance of 31 million shares.

          59. Wicks signed the February 26 Form 10-K as Evans's President, Chief Executive Officer, and Chief Financial Officer, pursuant to the requirements of 18 U.S.C. ss. 1350, and Rule 13a-14(a) of the Securities Exchange Act of 1934.


                            DEFENDANTS' SELF DEALING
                            ------------------------

          60. At all material times, Defendants also served as insiders and directors of Homeland.

          61. As insiders and directors of Homeland, Defendants decided to use the 31 millions shares of Evans issued to Homeland to pay a dividend to Homeland's shareholders.

          62. On July 13, 2006, in their capacity as insiders and directors of Homeland, Defendants resolved to issue a dividend of Evans shares to Homeland shareholders. Attached hereto as Exhibit C to Plaintiff's Complaint is a copy of the Minutes of a Special Board of Directors Meeting, dated July 13, 2006, in which Defendants resolved to issue a dividend.

          63. In their capacity as insiders and directors of Homeland, Defendants had no authority to issue Evans shares.

          64. In their capacity as insiders and directors of Homeland, Defendants had no right to Evans shares in excess of the 40 million shares issued to Homeland in connection with the Stock Purchase Agreement.


          65. Nevertheless, on October 11, 2006, in their capacity as insiders and directors of Evans, Defendants issued 31 million shares with the intent to benefit themselves through the Homeland dividend.

          66. Defendants were the direct beneficiaries of the decision to issue 31 million shares of Evans for no compensation

          67. Through the Homeland dividend, and as a direct result of Defendants' decision to issues 31 million shares of Evans for no compensation, Wicks received 7,604,826 shares of Evans.

          68. Through the Homeland dividend, and as a direct result of Defendants' decision to issue 31 million shares of Evans for no compensation, B. Riley received 8,584,826 shares of Evans.

          69. Through the Homeland dividend, and as a direct result of Defendants' decision to issues 31 million shares of Evans for no compensation,
I. Riley s received 8,584,826 shares of Evans.

IV.       FIRST CAUSE OF ACTION
          Rule 10b-5(b), Section 10(b) of the Securities Exchange Act of 1934
          -------------------------------------------------------------------

          70. Evans incorporates paragraphs 1-69 as if fully stated herein.

          71. Each Defendant intentionally or recklessly employed devices, schemes, and artifices and engaged in acts, practices, and a course of business that operated as a fraud and deceit upon the Company.

          72. Evans is a seller of securities as defined by Section 10 of the Securities Exchange Act of 1934.

          73. Evans relied on the acts, statements, and omissions of Defendants in connection with the issuance of its securities.

          74. Defendants issued 31 million shares of Evans for no consideration.

          75. Defendants issued 31 million shares of Evans with the intent to defraud Evans.

          76. Defendants issued 31 million shares of Evans for the purpose of benefiting themselves.

          77. The issuance of 31 million shares of Evans was a material event for the Company.

          78. Defendants failed to disclose the true nature of the material event; namely, Defendants' scheme to enrich themselves at the expense of the Company.

          79. Defendants failed to disclose this material event with the intent to defraud Evans and its shareholders.

          80. Defendants' material misstatements and omissions had the effect of decreasing the price of publicly traded shares of Evans.

          81. As a result of Defendants' fraudulent acts, Evans share price is now trading at less than one percent of its previous share price.

          82. Evans's reliance on the acts, statements, and omissions of Defendants was a proximate cause of the drop in Evans's share price and its loss of market capitalization.

          83. As a result of Defendants' fraudulent acts, Evans suffered an out-of-pocket loss in excess of $18,600,000.00.

          84. Because Wicks's acts, statements, and omissions were made knowingly and for the purpose of defrauding Evans, Wicks should be held jointly and severable liable for Evans's loss.

          85. Because B. Riley's acts, statements, and omissions were made knowingly and for the purpose of defrauding Evans, B. Riley should be held jointly and severable liable for Evans's loss.

          86. Because I. Riley's acts, statements, and omissions were made knowingly and for the purpose of defrauding Evans, I. Riley should be held jointly and severable liable for Evans's loss.

V.        SECOND CAUSE OF ACTION
          Rule 10b-5(c), Section 10(b) of the Securities Exchange Act of 1934,
          --------------------------------------------------------------------

          87. Evans incorporates paragraphs 1-86 as if fully stated herein.

          88. Each Defendant intentionally or recklessly employed devices, schemes, and artifices and engaged in acts, practices, and a course of business that operated to manipulate the market price for publicly traded shares of Evans.

          89. Evans is a seller of securities as defined by Section 10 of the Securities Exchange Act of 1934.

          90. Evans relied on the acts, statements, and omissions of Defendants in connection with the issuance of its securities.

          91. Defendants issued 31 million shares of Evans for no consideration.

          92. Defendants issued 31 million shares of Evans with the intent to defraud Evans.

          93. Defendants issued 31 million shares of Evans for the purpose of benefiting themselves.

          94. Defendants material misstatements and omissions had the effect of manipulating the price of publicly traded shares of Evans.

          95. As a result of Defendants' fraudulent acts, Evans share price was artificially manipulated for a period of more than six months.

          96. Evans's reliance on the acts, statements, and omissions of Defendants was a proximate cause of the manipulation of Evans's share price.

          97. As a result of Defendants' fraudulent acts, Evans suffered an out-of-pocket loss in excess of $18,600,000.00.

          98. Because Wicks's acts, statements, and omissions were made knowingly and for the purpose of defrauding Evans, Wicks should be held jointly and severable liable for Evans's loss.

          99. Because B. Riley's acts, statements, and omissions were made knowingly and for the purpose of defrauding Evans, B. Riley should be held jointly and severable liable for Evans's loss.

100. Because I. Riley's acts, statements, and omissions were made knowingly and for the purpose of defrauding Evans, I. Riley should be held jointly and severable liable for Evans's loss.

VI.       THIRD CAUSE OF ACTION
          Section 13 of the Securities Exchange Act of 1934
          -------------------------------------------------

          101. Evans incorporates paragraphs 1-100 as if fully stated herein.

          102. At all relevant times, Wicks owned more that 5% of outstanding equity securities of Evans.

          103. Wicks filed a Schedule 13(d) with the Securities and Exchange Commission on October 6, 2006 disclosing an ownership of 10,000,000 shares of Evans.

          104. In October 2006, Wicks received an additional 7,604,826 shares of Evans.

          105. Wicks never filed a second or amended Schedule 13(d).

          106. Wicks failed to disclose to the investing public and Evans's shareholders the true nature of his share ownership.

          107. Upon information and belief, Wicks knowingly withheld material information from the investing public for the purpose of hiding the fraudulent nature of the issuance of 31 million shares.

          108. B. Riley filed a Schedule 13(d) with the Securities and Exchange Commission on October 6, 2006 disclosing an ownership of 10,000,000 shares of Evans.

          109. In October 2006, B. Riley received an additional 8,584,826 shares of Evans. 110. B. Riley never filed a second or amended Schedule 13(d).

          111. B. Riley failed to disclose to the investing public and Evans's shareholders the true nature of his share ownership.

          112. Upon information and belief, B. Riley knowingly withheld material information from the investing public for the purpose of hiding the fraudulent nature of the issuance of 31 million shares.

          113. I. Riley filed a Schedule 13(d) with the Securities and Exchange Commission on October 6, 2006 disclosing an ownership of 10,000,000 shares of Evans.

          114. In October 2006, I. Riley received an additional 8,584,826 shares of Evans.

          115. I. Riley never filed a second or amended Schedule 13(d).

          116. I. Riley failed to disclose to the investing public and Evans's shareholders the true nature of his share ownership.

          117. Upon information and belief, I. Riley knowingly withheld material information from the investing public for the purpose of hiding the fraudulent nature of the issuance of 31 million shares.

          118. As a direct result of Defendants' fraudulent acts, Evans has suffered significant monetary and reputational losses.

VII.      FOURTH CAUSE OF ACTION
          Section 20(a) of the Securities Exchange Act of 1934
          ----------------------------------------------------

          119. Evans incorporates paragraphs 1-118 as if fully stated herein.

          120. As set forth herein, Wicks is a primary violator of Sections 10 and 13 of the Securities Exchange Act of 1934.

          121. As an insider, shareholder, and director of Evans, Wicks was a control person as defined by Section 20(a) of the Securities Exchange Act of 1934.

          122. As an insider, shareholder, and director of Evans, Wicks exerted control over the primary violators of Sections 10 and 13 of the Securities Exchange Act of 1934.

          123. By signing the Written Consent, as well as other public disclosures mandated by the Securities Exchange Commission, Wicks was a culpable participant in the underlying violations of the Securities Exchange Act of 1934.

          124. As a control person, Wicks is jointly and severally liable to Evans.

          125. As set forth herein, I. Riley is a primary violator of Sections 10 and 13 of the Securities Exchange Act of 1934.

          126. As an insider, shareholder, and director of Evans, I. Riley was a control person as defined by Section 20(a) of the Securities Exchange Act of 1934.

          127. As an insider, shareholder, and director of Evans, I. Riley exerted control over the primary violators of Sections 10 and 13 of the Securities Exchange Act of 1934.

          128. By signing the Written Consent, I. Riley was a culpable participant in the underlying violations of the Securities Exchange Act of 1934.

          129. As a control person, I. Riley is jointly and severally liable to Evans.

          130. As set forth herein, B. Riley is a primary violator of Section 10 of the Securities Exchange Act of 1934.

          131. As an insider, shareholder, and director of Evans, B. Riley was a control person as defined by Section 20(a) of the Securities Exchange Act of 1934.

          132. As an insider, shareholder, and director of Evans, B. Riley exerted control over the primary violators of Sections 10 and 13 of the Securities Exchange Act of 1934.

          133. By signing the Written Consent, B. Riley was a culpable participant in the underlying violations of the Securities Exchange Act of 1934.

          134. As a control person, B. Riley is jointly and severally liable to Evans.

VIII.     FIFTH CAUSE OF ACTION
          Breach of Fiduciary Duty
          ------------------------

          135. Evans incorporates paragraphs 1-134 as if fully stated herein.

          136. As a director, officer, shareholder, and insider, Wicks maintained a fiduciary duty to Evans.

          137. As a director, officer, shareholder, and insider, I. Riley maintained a fiduciary duty to Evans. 138. As a director, officer, shareholder, and insider, B. Riley maintained a fiduciary duty to Evans.

          139. Defendants had a fiduciary duty to refrain from unduly benefiting themselves and other Company insiders at the expense of Evans.

          140. Defendants issued 31 million shares of Evans for no consideration.

          141. Defendants issued 31 million shares of Evans with the intent to defraud Evans.

          142. Defendants issued 31 million shares of Evans for the purpose of benefiting themselves.

          143. Defendants' acts were in breach of their fiduciary duties to Evans.

          144. Defendants' acts were ultra vires and/or fraudulent because they were undertaken for the purpose of enriching Defendants in their individual capacities and for the purpose of defrauding Evans.

          145. As such, Defendants are not entitled to the protection of the Texas Business Judgment Rule.

          146. As a direct result of Defendants' acts, Evans was damaged in an amount in excess of $18,600,000.00.

IX.       SIXTH CAUSE OF ACTION
          Breach of Duty of Loyalty
          -------------------------

          147. Evans incorporates paragraphs 1-146 as if fully stated herein.

          148. As a director, officer, shareholder, and insider, Wicks maintained a duty of loyalty to Evans.

          149. As a director, officer, shareholder, and insider, I. Riley maintained a duty of loyalty to Evans.

          150. As a director, officer, shareholder, and insider, B. Riley maintained a duty of loyalty to Evans.

          151. Defendants issued 31 million shares of Evans for no consideration.

          152. Defendants issued 31 million shares of Evans with the intent to defraud Evans.

          153. Defendants issued 31 million shares of Evans for the purpose of benefiting themselves.

          154. Wicks obtained a personal profit in the form of 7,604,826 shares of Evans as a result of his acts. As such, Wicks was an interested party to the transaction.

          155. B. Riley obtained a personal profit in the form of 8,584,826 shares of Evans as a result of his acts. As such, B. Riley was an interested party to the transaction.

          156. I. Riley obtained a personal profit in the form of 8,584,826 shares of Evans as a result of his acts. As such, I. Riley was an interested party to the transaction.

          157. As set forth herein, Defendants' acts were grossly negligent.

          158. Defendants acts were, therefore, in breach of their duty of loyalty to Evans.

          159. Defendants' act were ultra vires and/or fraudulent because they were undertaken for the purpose of enriching Defendants in their individual capacities and for the purpose of defrauding Evans.

          160. As such, Defendants are not entitled to the protection of the Texas Business Judgment Rule.

          161. As a direct result of Defendants' acts, Evans was damaged in an amount in excess of $18,600,000.00.

X.        SEVENTH CAUSE OF ACTION
          Gross Negligence
          ----------------

          162. Evans incorporates paragraphs 1-161 as if fully stated herein.

          163. Defendants issued 31 million shares of Evans for no consideration.

          164. Defendants issued 31 million shares of Evans with the intent to defraud Evans.

          165. Defendants issued 31 million shares of Evans for the purpose of benefiting themselves.

          166. Defendants' acts were a proximate cause of Evans's loss.

          167. Defendants' acts were the result of actual conscious indifference to their duties and responsibilities as officers, directors, and fiduciaries of Evans.

          168. Because Defendants acted for the purpose of enriching themselves, at the expense of Evans, they were consciously indifferent to the cost to Evans.

          169. Because Defendants' acts were fraudulent and because Defendants had a personal interest in their fraudulent acts, Defendants are not entitled to the protections of the Texas Business Judgment Rule.

          170. As a direct result of Defendants' acts, Evans was damaged in an amount in excess of $18,600,000.00.

XI.       EIGHTH CAUSE OF ACTION
          Breach of Duty of Obedience
          ---------------------------

          171. Evans incorporates paragraphs 1-170 as if fully stated herein.

          172. As a director of Evans, Wicks had a duty of obedience to the Company.

          173. As a director of Evans, B. Riley had a duty of obedience to the Company.

          174. As a director of Evans, I. Riley had a duty of obedience to the Company.

          175. Defendants issued 31 million shares of Evans for no consideration.

          176. Defendants issued 31 million shares of Evans with the intent to defraud Evans.

          177. Defendants issued 31 million shares of Evans for the purpose of benefiting themselves.

          178. Defendants' acts were ultra vires because they were committed solely for the purpose of enriching Defendants and defrauding Evans.

          179. Defendants' acts were illegal because the constituted a fraud on Evans.

          180. Defendants' acts were illegal because they violated the Securities Exchange Act of 1934.

          181. As set forth herein, Defendants' acts were grossly negligent.

          182. As such, Defendants' acts are voidable under Texas law.


XII.      NINTH CAUSE OF ACTION
          Breach of Duty of Care
          ----------------------

          183. Evans incorporates paragraphs 1-182 as if fully stated herein.

          184. As a director, officer, shareholder, and insider, Wicks maintained a duty of care to Evans.

          185. As a director, officer, shareholder, and insider, I. Riley maintained a duty of care to Evans.

          186. As a director, officer, shareholder, and insider, B. Riley maintained a duty of care to Evans.

          187. Defendants issued 31 million shares of Evans for no consideration.

          188. Defendants issued 31 million shares of Evans with the intent to defraud Evans.

          189. Defendants issued 31 million shares of Evans for the purpose of benefiting themselves.

          190. As set forth herein, Defendants' acts were grossly negligent.

          191. Defendants acts were, therefore, in breach of their duty of care to Evans.

          192. Defendants' act were ultra vires and/or fraudulent because they were undertaken for the purpose of enriching Defendants in their individual capacities and for the purpose of defrauding Evans.

          193. As such, Defendants are not entitled to the protection of the Texas Business Judgment Rule.

          194. As a direct result of Defendants' acts, Evans was damaged in an amount in excess of $18,600,000.00.


XIII.     TENTH CAUSE OF ACTION
          Unjust Enrichment
          -----------------

          195. Evans incorporates paragraphs 1-194 as if fully stated herein.

          196. Defendants issued 31 million shares of Evans for no consideration.

          197. Defendants issued 31 million shares of Evans with the intent to defraud Evans.

          198. Defendants issued 31 million shares of Evans for the purpose of benefiting themselves.

          199. As a direct result of his acts, Wicks was unjustly enriched in the form of 7,604,826 shares of Evans.

          200. As a direct result of his acts, B. Riley was unjustly enriched in the form of 8,584,826 shares of Evans.

          201. As a direct result of his acts, I. Riley was unjustly enriched in the form of 8,584,826 shares of Evans.

          202. As a direct result of Defendants' acts, Evans was damaged in an amount in excess of $18,600,000.00.

          203. Defendants should be ordered to disgorge shares obtained through their fraudulent acts.


XIV.      ELEVENTH CAUSE OF ACTION
          Corporate Waste
          ---------------

          204. Evans incorporates paragraphs 1-203 as if fully stated herein.

          205. Defendants issued 31 million shares of Evans for no consideration.

          206. Defendants issued 31 million shares of Evans with the intent to defraud Evans.

          207. Defendants issued 31 million shares of Evans for the purpose of benefiting themselves.

          208. By failing to properly consider the interests of the Company and its shareholders, by failing to conduct proper supervision, and by rewarding themselves to the detriment of Evans, Defendants have caused Evans to waste valuable corporate assets.

          209. As a direct result of Defendants' acts, Evans was damaged in an amount in excess of $18,600,000.00.

XV.       PRAYER FOR RELIEF
          -----------------

          WHEREFORE, Plaintiff Evans System Incorporated prays that Defendants be cited to appear and on final trial be awarded:

          1. actual damages in the amount of $18,600,000.00;

          2. Plaintiff's loss to be determined pursuant to Section 10 of the Securities Exchange Act of 1934;

          3. disgorgement of improperly obtained Evans shares;

          4. injunctive relief, pursuant to Section 13 of the Securities Exchange Act of 1934;

          5. exemplary damages for Defendants' intentional and willful conduct;

          6. pre- and post-judgment interest as permitted by law;

          7. reasonable and necessary attorney's fees and court costs; and

          8. all other relief to which it may be entitled.

          Plaintiff further demands a trial by jury.


                                        Respectfully submitted,

                                        HUNTON & WILLIAMS LLP

                                        By:  /s/
                                           --------------------------------
                                                  Ryan Nelson
                                                  Texas State Bar No. 24037169

                                        Energy Plaza, 30th Floor
                                        1601 Bryan Street
                                        Dallas, Texas 75201-3402
                                        214 o 979 o 3000
                                        214 o 880 o 0011 Fax

                                        Attorneys for Plaintiff
                                        Evans Systems Incorporated

Of Counsel:

Kenneth D. Bell
Patrick L. Robson
HUNTON & WILLIAMS LLP
Bank of America Plaza
101 S. Tyson Street, Suite 3500
Charlotte, North Carolina  28280
(704) 378-4700
(704) 378-4890

Attorneys for Plaintiff
Evans Systems Incorporated